Filed Pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

CBOE VestSM S&P 500 Dividend Aristocrats Target Income ETF (KNG)
(the “Fund”)

September 12, 2019

Supplement to the
Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),
each dated February 28, 2019, as previously supplemented

Effective immediately, Rachel Ames no longer serves as a Portfolio Manager for the Fund. Accordingly, all references to Ms. Ames in the Fund’s Prospectus, Summary Prospectus, and SAI are deleted and should be disregarded.

Karan Sood and Howard Rubin, each a Managing Director of Cboe Vest Financial LLC, the Fund's investment adviser, continue to serve as Portfolio Managers of the Fund and have since its inception.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.